Consolidated Statements of Changes in Stockholders' Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Retained Earnings
Cash dividends per share	$ 1.35	$ 1.35	$ 1.35
Accumulated Other Comprehensive Income (Loss)
Change in unrealized gain (loss) on securities available-for-sale, net of taxes	$ 993,426	$ (1,098,954)	$ (168)
Change in unrealized gain (loss) on pension plan, net of taxes	$ (1,015,177)	$ 23,435	$ 210,739